                                                                    Exhibit 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                           1,145,338.78
           Available Funds:
                     Contract Payments due and received in this period                                                  3,208,173.69
                     Contract Payments due in prior period(s) and received in this period                                 184,253.05
                     Contract Payments received in this period for next period                                             57,464.40
                     Sales, Use and Property Tax payments received                                                         33,883.60
                     Prepayment Amounts related to early termination in this period                                       102,699.59
                     Servicer Advance                                                                                     168,255.24
                     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
                     Transfer from Reserve Account                                                                          3,623.62
                     Interest earned on Collection Account                                                                  7,144.83
                     Interest earned on Affiliated Account                                                                    370.97
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                        Agreement Section 5.03                                                                                  0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                                           0.00
                     Amounts paid under insurance policies                                                                      0.00
                     Maintenance, Late Charges and any other amounts                                                      163,222.23

                                                                                                                       -------------
           Total Available Funds                                                                                        5,074,430.00
           Less: Amounts to be Retained in Collection Account                                                           1,049,090.52
                                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                                     4,025,339.48
                                                                                                                       =============


           DISTRIBUTION OF FUNDS:

                     1.      To Trustee -  Fees                                                                                 0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                   184,253.05
                     3.      To Noteholders (For Servicer Report immediately following the Final Additional
                               Closing Date)
                                    a) Class A1 Principal and Interest                                                          0.00
                                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                      0.00
                                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                      0.00
                                    a) Class A4 Principal (distributed after A3 Note matures) and Interest              2,925,249.26
                                    a) Class A5 Principal (distributed after A4 Note matures) and Interest                234,054.83
                                    b) Class B Principal and Interest                                                      53,821.68
                                    c) Class C Principal and Interest                                                     108,256.55
                                    d) Class D Principal and Interest                                                      72,936.14
                                    e) Class E Principal and Interest                                                      95,313.97

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                            0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)         17,731.63
                                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)        94,591.57
                                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event
                                             in effect)                                                                     3,623.62
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                                             Amounts                                                                      204,621.63
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                                  30,885.55
                                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                                      4,025,339.48
                                                                                                                       =============
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
               Funds (if any)}                                                                                          1,049,090.52
                                                                                                                       =============
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,511,821.93
            - Add Investment Earnings                                                                                       3,623.62
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                      3,623.62
                                                                                                                       -------------
End of period balance                                                                                                  $2,511,821.93
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,511,821.93
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


            III.   CLASS A NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class A Notes

                          Pool A                                         58,330,456.20
                          Pool B                                         14,144,192.53
                                                                         -------------
                                                                                         72,474,648.73

            Class A Overdue Interest, if any                                      0.00
            Class A Monthly Interest - Pool A                               317,227.78
            Class A Monthly Interest - Pool B                                76,922.60

            Class A Overdue Principal, if any                                     0.00
            Class A Monthly Principal - Pool A                            2,129,777.83
            Class A Monthly Principal - Pool B                              635,375.88
                                                                         -------------
                                                                                         2,765,153.71

            Ending Principal Balance of the Class A Notes

                          Pool A                                         56,200,678.37
                          Pool B                                         13,508,816.65
                                                                         -------------   -------------
                                                                                         69,709,495.02
                                                                                         =============

            Interest Paid Per $1,000            Principal Paid Per $1,000          Ending Principal
            Original Face $221,020,000          Original Face $221,020,000          Balance Factor
            $                 1.783324          $                12.510876              31.539904%


 IV.   CLASS A NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class A Notes

               Class A1                                                       0.00
               Class A2                                                       0.00
               Class A3                                                       0.00
               Class A4                                              29,854,648.73
               Class A5                                              42,620,000.00
                                                                     -------------
 Class A Monthly Interest                                                                     72,474,648.73

               Class A1 (Actual Number Days/360)                              0.00
               Class A2                                                       0.00
               Class A3                                                       0.00
               Class A4                                                 160,095.55
               Class A5                                                 234,054.83
                                                                     -------------
 Class A   Monthly Principal

               Class A1                                                       0.00
               Class A2                                                       0.00
               Class A3                                                       0.00
               Class A4                                               2,765,153.71
               Class A5                                                       0.00
                                                                     -------------
                                                                                              2,765,153.71

 Ending Principal Balance of the Class A Notes

               Class A1                                                       0.00
               Class A2                                                       0.00
               Class A3                                                       0.00
               Class A4                                              27,089,495.02
               Class A5                                              42,620,000.00
                                                                     -------------            -------------
                                                                                              69,709,495.02
                                                                                              =============

 Class A4
 Interest Paid Per $1,000           Principal Paid Per $1,000                           Ending Principal
 Original Face $41,000,000          Original Face $41,000,000                            Balance Factor
$              3.90477              $               67.442773                                66.071939%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes

                          Pool A                                      994,530.65
                          Pool B                                      241,158.54
                                                                     -----------
                                                                                    1,235,689.19

      Class B Overdue Interest, if any                                      0.00
      Class B Monthly Interest - Pool A                                 5,378.75
      Class B Monthly Interest - Pool B                                 1,304.27
      Class B Overdue Principal, if any                                     0.00
      Class B Monthly Principal - Pool A                               36,307.16
      Class B Monthly Principal - Pool B                               10,831.50
                                                                     -----------
                                                                                       47,138.66

      Ending Principal Balance of the Class B Notes

                          Pool A                                      958,223.49
                          Pool B                                      230,327.04
                                                                     -----------    ------------
                                                                                    1,188,550.53
                                                                                    ============

      Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
      Original Face $3,768,000       Original Face $3,768,000               Balance Factor
      $               1.773625       $              12.510260                  31.543273%

VI.   CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes

                          Pool A                                     1,989,862.07
                          Pool B                                       482,516.36
                                                                     ------------
                                                                                     2,472,378.43

      Class C Overdue Interest, if any                                       0.00
      Class C Monthly Interest - Pool A                                 11,251.01
      Class C Monthly Interest - Pool B                                  2,728.23
      Class C Overdue Principal, if any                                      0.00
      Class C Monthly Principal - Pool A                                72,614.31
      Class C Monthly Principal - Pool B                                21,663.00
                                                                     ------------
                                                                                        94,277.31

      Ending Principal Balance of the Class C Notes

                          Pool A                                     1,917,247.76
                          Pool B                                       460,853.36
                                                                     ------------    ------------
                                                                                     2,378,101.12
                                                                                     ============

      Interest Paid Per $1,000           Principal Paid Per $1,000         Ending Principal
      Original Face $7,537,000           Original Face $7,537,000          Balance Factor
      $               1.854749           $              12.508599            31.552357%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes

                          Pool A                                                       1,326,040.91
                          Pool B                                                         321,544.70
                                                                                       ------------
                                                                                                            1,647,585.61

      Class D Overdue Interest, if any                                                         0.00
      Class D Monthly Interest - Pool A                                                    8,116.48
      Class D Monthly Interest - Pool B                                                    1,968.12
      Class D Overdue Principal, if any                                                        0.00
      Class D Monthly Principal - Pool A                                                  48,409.54
      Class D Monthly Principal - Pool B                                                  14,442.00
                                                                                       ------------
                                                                                                               62,851.54

      Ending Principal Balance of the Class D Notes

                          Pool A                                                       1,277,631.37
                          Pool B                                                         307,102.70
                                                                                       ------------         ------------
                                                                                                            1,584,734.07
                                                                                                            ============

      Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
      Original Face $5,024,000       Original Face $5,024,000        Balance Factor
      $               2.007285       $              12.510259             31.543274%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes

                          Pool A                                                       1,659,152.60
                          Pool B                                                         402,329.41
                                                                                       ------------
                                                                                                            2,061,482.01

      Class E Overdue Interest, if any                                                         0.00
      Class E Monthly Interest - Pool A                                                   13,480.61
      Class E Monthly Interest - Pool B                                                    3,268.93
      Class E Overdue Principal, if any                                                        0.00
      Class E Monthly Principal - Pool A                                                  60,511.93
      Class E Monthly Principal - Pool B                                                  18,052.50
                                                                                       ------------
                                                                                                               78,564.43

      Ending Principal Balance of the Class E Notes

                          Pool A                                                       1,598,640.67
                          Pool B                                                         384,276.91
                                                                                       ------------         -----------
                                                                                                            1,982,97.58
                                                                                                            ===========

      Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
      Original Face $6,282,000    Original Face $6,282,000    Balance Factor
      $               2.666275    $              12.506277       31.565068%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance

                          Pool A                                                       1,987,742.64
                          Pool B                                                         481,946.93
                                                                                       ------------         2,469,689.57

      Residual Interest - Pool A                                                          14,292.80
      Residual Interest - Pool B                                                           3,438.83
      Residual Principal - Pool A                                                         72,856.36
      Residual Principal - Pool B                                                         21,735.21
                                                                                       ------------            94,591.57

      Ending Residual Principal Balance

                          Pool A                                                       1,914,886.28
                          Pool B                                                         460,211.72         ------------
                                                                                       ------------         2,375,098.00
                                                                                                            ============
X.   PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                         30,885.55

      - Servicer Advances reimbursement                                                                       184,253.05

      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       204,621.63
                                                                                                              ----------
     Total amounts due to Servicer                                                                            419,760.23
                                                                                                              ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                               66,287,785.10

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                             2,420,477.13

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            -------------
         ending of the related Collection Period                                                                  63,867,307.97
                                                                                                                  =============


      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                           2,318,385.11

          - Principal portion of Prepayment Amounts                                                   102,092.02

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during

                 Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                   0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance    2,420,477.13
                                                                                                    ============

POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                               16,073,688.51

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                               722,100.10

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            -------------
         ending of the related Collection Period                                                                  15,351,588.41
                                                                                                                  =============



      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                             722,100.10

          - Principal portion of Prepayment Amounts                                                         0.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                          0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                   0.00

                                                                                                    ------------
                                          Total Decline in Aggregate Discounted Contract Balance      722,100.10
                                                                                                    ============
                                                                                                                  -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 79,218,896.38
                                                                                                                  =============

\                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                            Predecessor
                                                           Discounted      Predecessor    Discounted
        Lease #              Lessee Name                  Present Value      Lease #     Present Value
        --------        -----------------------------     -------------     --------     -------------
        2199-001        Regional Radiology, LLC           $1,112,975.58     1881-001     $2,435,321.88
        1231-041        Radnet Management, Inc.           $  953,502.31
        1560-013        Drew Medical inc                  $  342,866.78
                        Cash                              $   25,977.21
        3323-002        Open MRI Ohio 1 Ventures, LLC     $  932,975.98      912-501     $  492,124.09
        3330-002        Open MRI Texas Ventures, LLC      $  784,394.56      917-501     $  536,814.08
                                                                             917-502     $  578,192.91
                                                                             920-501     $   35,076.58
                                                                            1912-001     $   34,364.63


                                                          -------------                  -------------
                                             Totals:      $4,152,692.42                  $4,111,894.17

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                         $4,111,894.17
        b) ADCB OF POOL A AT CLOSING DATE                                              $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                         2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                 YES       NO  X


        POOL B                                                                            Predecessor
                                                           Discounted      Predecessor    Discounted
        Lease #                 Lessee Name               Present Value     Lease #      Present Value
        --------        -----------------------------     -------------     --------     -------------
                                   NONE

                                                                  -----                      -----
                                                          Totals: $0.0                       $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                             $50,047,123.17
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                         0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                              YES    NO    X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                          Predecessor
                                                                 Discounted                              Discounted
         Lease #                    Lessee Name                 Present Value           Lease #         Present Value
        ---------        ------------------------------------   -------------        -------------      -------------
        408-502          Western Kentucky Diagnostic              $495,646.95              277-103      $2,561,363.27
        1042-501         Pinnacle Imaging, Inc.                 $1,631,421.93             1513-002        $953,250.10
        2375-001         Tuscarawas Ambulatory                  $1,286,730.05             1725-002        $588,254.35
        1097-506         Advanced Healthcare Resources            $675,567.93
                         Cash                                      $13,500.87
        2545-002         Presgar L.C.                             $964,543.83             2205-001      $3,763,600.22
        2907-001         Laser  Vision Centers, Inc.              $472,557.70
        2000667-2        Hartford Hospital, Inc.                  $190,558.39
        2004051-2        Health Care Solutions                    $695,143.77
        2004051-3        Health Care Solutions                    $993,964.93
        2004887-1        BBC Healthcare International, L.L.C.     $212,022.60
        2005804-1        Otsego Memorial Hospital                 $236,366.53

                                                                 ------------                           ------------
                                                      Totals:   $7,868,025.48                          $7,866,467.94


        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                7,866,467.94
        b) ADCB OF POOL A AT CLOSING DATE                                                           $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
        a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
        b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
        c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
            Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                         YES    NO  X

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                   Predecessor
                                                                 Discounted                              Discounted
         Lease #                    Lessee Name                 Present Value           Lease #         Present Value
        ---------        ------------------------------------   -------------        -------------      -------------
        1528-003         U.S. Neurosurgical, Inc.                 $642,004.10              960-501         $82,012.38
        2826-003         Newark Health Imaging, L.L.C.            $205,317.69              960-502         $28,390.17
        2906-001         Laser Vision Centers, Inc.               $496,511.61             1043-501        $641,289.38
                         Cash                                       $3,932.26             1043-502        $596,073.73

                                                                -------------                           -------------
                                                      Totals:   $1,347,765.66                           $1,347,765.66


          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                 $1,347,765.66
          b) ADCB OF POOL B AT CLOSING DATE                                                           $50,047,123.17
        * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     2.69%

        ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
        (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
        OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

        a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
        b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
        c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
            Servicing Agreement Section 7.02                                                      $0.00

        CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                             YES       NO     X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
         This Month                          1,115,875.29            This Month                     79,218,896.38
         1 Month Prior                       1,267,509.58            1 Month Prior                  82,361,473.61
         2 Months Prior                      1,336,727.24            2 Months Prior                 92,165,044.25

         Total                               3,720,112.11            Total                         253,745,414.24

         A) 3 MONTH AVERAGE                  1,240,037.37            B) 3 MONTH AVERAGE             84,581,804.75

         c) a/b                                      1.47%

2.       Does a Delinquency Condition Exist (1c > 6%)?                                 Yes          No   X
                                                                                          -------     -------
3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                         Yes          No   X
                                                                                          -------     -------
         B. An Indenture Event of Default has occurred and is then continuing?         Yes          No   X
                                                                                          -------     -------
4.       Has a Servicer Event of Default occurred?                                     Yes          No   X
                                                                                          -------     -------
5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                              Yes          No   X
                                                                                          -------     -------
         B. Bankruptcy, insolvency, reorganization; default/violation of
            any covenant or obligation not remedied within 90 days?                    Yes          No   X
                                                                                          -------     -------
         C. As of any Determination date, the sum of all defaulted contracts since
            the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes          No   X
                                                                                          -------     -------


6.       Aggregate Discounted Contract Balance at Closing Date                         Balance      $ 251,182,193.26
                                                                                                    ----------------

        DELINQUENT LEASE SUMMARY

            Days Past Due               Current Pool Balance         # Leases
                  31 - 60                    505,792.19                 13
                  61 - 90                    580,301.70                  6
                 91 - 180                  1,115,875.29                 11


Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization